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                       SUPPLEMENT DATED JUNE 25, 1997 TO
                        PROSPECTUS DATED MAY 1, 1997 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                       NATIONWIDE LIFE INSURANCE COMPANY

                                  THROUGH ITS

                     NATIONWIDE MULTI-FLEX VARIABLE ACCOUNT

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The "Waiver of Contingent Deferred Sales Charge" section located on page 21 of the prospectus is amended to include the following:

        No Contingent Deferred Sales Charge applies upon the transfer of values among the Sub-Accounts or between the Fixed Account and the Variable Account. When a Contract described in the prospectus is exchanged for another Contract issued by the Company or any of its affiliated insurance companies, of the type and class which the Company has determined is eligible for such exchange, the Company may waive the Contingent Deferred Sales Charge on the first Contract. A Contingent Deferred Sales Charge may apply to the contract received in the exchange. In determining which contracts may be of the same type and class as this Contract, the Company shall apply its rules and regulations applicable thereto, including assessing any fees deemed reasonable for processing the exchange. In no event will such fee exceed $40.00. This exchange processing fee may be in addition to any Contract Maintenance Charge which may apply upon the surrender of a Contract.